UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55146 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road, Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 7.01          Regulation FD Disclosure.

Letter to our Stockholders Regarding COVID-19

Furnished as Exhibit 99.1 to this Current Report and incorporated by reference in this Item 7.01 is the text of a letter from Inland Real Estate Income Trust, Inc. (“we” or the “Company”) to the Company’s stockholders that includes some updates related to the effects of COVID-19 on the Company’s distribution.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information contained in this Item 7.01, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such act, nor shall any of such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

By furnishing the information contained in this Item 7.01 disclosure, including Exhibits 99.1, the Company makes no admission as to the materiality of such information.

Item 8.01	Other Events.

Distribution and Share Repurchase Update in Light of the COVID-19 Pandemic

The COVID-19 pandemic is affecting the economy, capital markets and individual businesses, and the full extent of its impact is uncertain but undoubtedly severe. In response to this evolving situation, the board of directors (the “Board”) and management of the Company have determined that it is in the Company’s best interest to conserve cash and to change both the record date and the expected payment date of the first quarter distribution. The distribution in the amount of $0.226875 per share that was to be payable to stockholders of record as of the close of business on March 31, 2020, and was expected to be paid on April 1, 2020, is now payable to stockholders of record on May 29, 2020, and is expected to be paid on June 1, 2020. As the situation surrounding COVID-19 develops, we and our Board may further revise the record date and expected payment date of this distribution.

The difficult decision to postpone the expected payment date of the 2020 first quarter distribution was made only after thoughtful deliberation regarding its immediate effects on stockholders and what is best for the long-term health of the Company. We are sensitive to the difficulties this delay may pose for individual stockholders who rely on receiving regular distributions; however, we believe preserving cash to meet our interest and principal payments on mortgage loans and our credit facility and to pay our operating expenses is prudent and responsible under the circumstances. Other REITs have similarly reduced or eliminated distributions in this time of crisis. If we find it necessary to continue to conserve cash and not pay distributions or to pay reduced distributions in future quarters, we hope that this situation will be only temporary. At this time of great turmoil and uncertainty, our Board and management believe that taking the conservative path and retaining cash is in the best interest of the Company.

A combination of factors driven by the scope of the pandemic and its growth within the U.S., which will likely have a negative impact on the results of operations of the Company in the near term, led us to this decision. There is the potential for a significant adverse effect on the economies of the states and cities where we own retail properties, which along with government-mandated measures to combat the spread of COVID-19 will likely adversely affect many of our tenants. A significant number of retail tenants have been forced to close, and those tenants may experience prolonged disruptions to their operations, thereby preventing them from generating projected revenue. Decreased retail revenues may impact our tenants’ ability or willingness to pay their rental obligations, thus causing a material decline in the Company’s revenues.

Until a distribution is actually paid, no cash will be available to be reinvested under the Company’s distribution reinvestment plan (the “DRP”), and accordingly the Company will not receive any net proceeds from the DRP. Our share repurchase plan (the “SRP”) provides a funding limit for repurchases that is a percentage of the net proceeds we receive from the issuance of shares of common stock pursuant to the DRP. Until the Company pays a distribution and receives net proceeds from the DRP, the SRP provides that no shares will be repurchased. We appreciate the significance of the DRP and SRP and receiving regular distributions and will continue to work diligently to try to mitigate the effects of the pandemic on the Company.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Letter to Stockholders regarding COVID-19

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as “hope,“ may,” “can,” “would,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “seek,” “appear,” or “believe.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, the COVID-19 pandemic, unforeseen events affecting the real estate industry or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K as of December 31, 2019 filed on March 18, 2020, and subsequent Form 10-Qs and Form 8-Ks on file with the SEC and available online through www.sec.gov or our website at https://inland-investments.com/inland-income-trust/sec-filings. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	March 30, 2020	By:	/s/ Mitchell Sabshon
		Name:	Mitchell Sabshon
		Title	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Letter to Stockholders regarding COVID-19